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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 26, 2001

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its charter)

          Delaware                 333-96119             13-4066536
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No.)

512 Seventh Avenue, 23rd Floor, New York, NY              10018
  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 768-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 5. Other Events and Regulation FD Disclosure.

On April 26, 2001, WRC Media Inc. reported the results for the first fiscal quarter ended March 31, 2001 which are set forth in the press release attached as an Exhibit hereto.



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Item 7. Financial Statements and Exhibits.


Exhibit No.                Exhibit
-----------                -------
     99.1                  Press release issued by WRC Media Inc. on April 26, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WRC MEDIA INC.
                                            (Registrant)

Date April 26, 2001              By: /s/ Richard Nota
                                    ------------------------------------
                                      Name:  Richard Nota
                                      Title: Vice President, Finance







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                              INDEX TO EXHIBITS

Exhibit No.                Exhibit
-----------                -------
     99.1                  Press release issued by WRC Media Inc. on April 26, 2001




                            STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as..................................'TM'